UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2005

KAISER VENTURES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-65194	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Kaiser Ventures LLC furnishes this report pursuant to item 4.01 of Form 8-K.

On January 26, 2005, our Audit Committee dismissed Ernst & Young LLP as our independent registered public accounting firm with the termination to be effective immediately. Ernst & Young LLP had served in such capacity since 1993.

On January 26, 2005, the Audit Committee engaged Moss Adams LLP as our independent registered public accounting firm for the fiscal year 2004 and to review our financial statements to be filed in connection with our Form 10-QSB Reports for the quarters ended June 30, 2004 and September 30, 2004. Prior to engaging Moss Adams LLP, we did not consult with them regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

During our two most recent completed fiscal years and the subsequent interim periods preceding the Audit Committee’s determination to change our independent registered public accounting firm there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement or disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. We restated our financial statements and applicable reports on Form 10-Q and Form 10-K beginning with the June 30, 2001, 10-Q/A Report through the Report on Form 10-K/A for the year ended December 31, 2003. Ernst & Young LLP’s reports on our financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 27, 2005, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c)	Exhibits

16.1	Letter of Ernst & Young LLP dated January 27, 2005, regarding the change in independent registered public accounting firm, filed with this report.

99.1	Kaiser Ventures LLC Press Release dated January 27, 2005, announcing change in independent accountant, filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: January 28, 2005	/s/ James F. Verhey
(Signature)*

James F. Verhey
Executive Vice President - Chief Financial Officer

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